Financial instruments - additional disclosures - Disclosure of net value of unsettled positions for derivative forward contracts and swaps (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Financial Instruments [Abstract]
Unrealized gains in Other current assets	$ 5	$ 12
Unrealized losses in Current financial debts	(6)	(4)
Net value of unsettled positions for derivatives contracts	$ (1)	$ 8